March 27, 2000
                              PAUZE' TOMBSTONE FUND
                          SUPPLEMENT TO THE PROSPECTUS
                             DATED SEPTEMBER 1, 1999

     The Board of Trustees has determined to redeem all outstanding shares of the Pauze' Tombstone Fund(TM), effective April 24, 2000, because current market conditions and the relatively small size of the Fund have made it difficult to manage the Fund's portfolio effectively. No contingent deferred sales charge
(CDSC) will be charged. The Fund is no longer pursuing its investment objective. All common stock in the Portfolio has been sold, and the proceeds have been invested in short-term U.S. government instruments.

     In addition, shares of the Fund are no longer available for purchase. As a result:

o    the Automatic Investment Plan has been terminated;
o any distributions of dividends or capital gains will be made in cash, not reinvested in additional shares; and
o    the Fund will no longer incur expenses pursuant to its Distribution Plan.

     Shares continue to be redeemable,  without any CDSC, in accordance with the
Prospectus.   Please  call  the  Transfer  Agent  at  1-800-327-7170   for  more
information.